AMVESTORS FINANCIAL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
April 11, 1996
Please Sign and Return Immediately
The undersigned hereby appoints Ralph W. Laster, Jr. and Mark V. Heitz, or either of them, with powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of AmVestors Financial Corporation, to be held on May 16, 1996, at the Doubletree Hotel, 8801 N.W. 112th Street, Kansas City, Missouri 64153, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

(A) The election of four (4) Class III directors.

RALPH W. LASTER, JR.
FOR n ________________
WITHHOLD VOTE n


R. REX LEE, M.D.
FOR n  ________________
WITHHOLD VOTE n


JAMES V. O'DONNELL

FOR n  ________________
WITHHOLD VOTE n

FRANK T. CROHN

FOR n  ________________
WITHHOLD VOTE n


(To withhold a vote for any individual nominee, check the box marked WITHHOLD VOTE next to the nominee's name above. To cumulate votes for any nominee(s), write the number of votes cast for each in the space provided next to the box. The total number of votes must not exceed four times the number of shares you hold.)

(B) To approve the AmVestors Financial Corporation 1996 Incentive Stock Option Plan.
FOR  n                 AGAINST  n              ABSTAIN  n

(C) To ratify the selection of independent public accountants.
FOR  n                 AGAINST  n              ABSTAIN  n

(D) In their discretion, either of the above named agents is authorized to vote upon any other matters which may come before the meeting or any adjournment or adjournments thereof.
FOR  n                 AGAINST  n              ABSTAIN  n

The undersigned hereby revokes any and all powers of attorney heretofore given to vote or act with respect to said shares; and hereby ratifies and confirms all that said attorneys, proxies or any of them, or their substitutes, may lawfully do by virtue hereof.
Either of the above named agents at said meeting, either personally or by substitute, shall exercise all powers of proxies hereunder.
THIS PROXY WILL BE VOTED IN FAVOR OR AGAINST THE MATTERS SET FORTH ABOVE AS YOU MAY INDICATE, BUT IN THE EVENT NO INDICATION IS GIVEN, SAME WILL BE VOTED IN FAVOR OF THE NOMINEES AND THE PROPOSALS LISTED ABOVE.
Please sign your name on the signature line below in the same way it is printed on this form. When signing as an attorney, executor, administrator, trustee or guardian, or on behalf of a corporation, please give your full title as such.
Dated this________________________day of ______1996
Signature
Signature


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMVESTORS FINANCIAL CORPORATION
MANAGEMENT RECOMMENDS A VOTE FOR ALL ITEMS